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                                                                   EXHIBIT 10.90


                              AFC ENTERPRISES, INC.

                                 SIXTH AMENDMENT
                               TO CREDIT AGREEMENT

         This SIXTH AMENDMENT, dated as of March 26, 2004 (this "AMENDMENT"), to the Credit Agreement, dated as of May 23, 2002, (the "CREDIT AGREEMENT") among AFC ENTERPRISES, INC., a Minnesota corporation (the "BORROWER"), the LENDERS party thereto, JPMORGAN CHASE BANK ("JPMCB"), as Administrative Agent, J.P.MORGAN SECURITIES INC., as Joint Bookrunner and Co-Lead Arranger, CREDIT SUISSE FIRST BOSTON as Joint Bookrunner and Co-Lead Arranger, CREDIT LYONNAIS NEW YORK BRANCH as Co-Documentation Agent, FLEET NATIONAL BANK, INC., as Co-Documentation Agent and SUNTRUST BANK as Co-Documentation Agent, as amended by the First Amendment to the Credit Agreement, dated March 31, 2003, and the Second Amendment to the Credit Agreement, dated May 30, 2003, the Third Amendment to the Credit Agreement, dated July 14, 2003, the Fourth Amendment to the Credit Agreement dated August 22, 2003, and the Fifth Amendment to the Credit Agreement, dated October 30, 2003, each of the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment being among the Borrower, JPMorgan Chase Bank and the Lenders party thereto, each in their stated capacities. Capitalized terms used herein not otherwise defined herein or otherwise amended hereby shall have the meanings ascribed thereto in the Credit Agreement.


                                    RECITALS:

         WHEREAS, Borrower and the Lenders have agreed to amend the Credit Agreement to revise the provision relating to delivery of fiscal year 2003 financial reports, subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:



SECTION 1.        AMENDMENTS TO CREDIT AGREEMENT

         1.1      AMENDMENTS TO SECTION 1: DEFINITIONS

                  A. Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions:

         "Sixth Amendment" means the amendment to the Credit Agreement dated as of March 26, 2004.


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         "Sixth Amendment Effective Date" means the date on or prior to March
26, 2004 upon which all the conditions precedent set forth in Section 2 of the Sixth Amendment are satisfied.

         1.2      AMENDMENTS TO SECTION 5: AFFIRMATIVE COVENANTS

                  A. Section 5.01(a) is hereby amended by adding the following sentence at the end of such Section:

         "Notwithstanding anything to the contrary set forth in the foregoing, such annual financial information and statements with respect to fiscal year 2003 shall be furnished no later than April 12, 2004."

SECTION 2.        CONDITIONS PRECEDENT TO EFFECTIVENESS

         2.1 The effectiveness of the amendments set forth at Section 1 hereof are subject to the satisfaction, or waiver, of the following conditions on or before the date hereof:

         A. The Borrower, the Required Lenders and the Subsidiary Loan Parties shall have indicated their consent to this Amendment by the execution and delivery of the applicable signature pages to the Administrative Agent.

         B. As of the Sixth Amendment Effective Date, after giving effect to this Amendment, the representations and warranties contained herein and in the other Loan Documents shall be true, correct and complete in all material respects on and as of the Sixth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date.

         C. As of the Sixth Amendment Effective Date, after giving effect to this Amendment, no event shall have occurred and be continuing that would constitute an Event of Default or a Default.

         D. As of the Sixth Amendment Effective Date, the Borrower shall have paid all fees and other amounts due and payable, including, to the extent invoiced, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under any Loan Document.

         E. Administrative Agent shall have received, for distribution to all Lenders executing this Amendment by 3:00 p.m. Eastern time on Thursday, March 25, 2004 an amendment fee equal to 0.08% of such Lenders' outstanding Loans and Commitments immediately prior to the Sixth Amendment Effective Date.

SECTION 3.        REPRESENTATIONS AND WARRANTIES

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         In order to induce Required Lenders to enter into this Amendment, each applicable Loan Party represents and warrants to each Lender, as of the date hereof and upon giving effect to this Amendment, that the representations and warranties contained in each of the Loan Documents are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date.

SECTION 4.        ACKNOWLEDGMENT AND CONSENT

         4.1 Each of Subsidiary Loan Parties of Borrower has (i) guarantied the Obligations and (ii) created Liens in favor of Lenders on certain Collateral to secure such obligations.

         4.2 Each Subsidiary Loan Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Subsidiary Loan Party hereby confirms that each Security Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Security Documents, the payment and performance of all Obligations under the Credit Agreement and the Obligations (as such term is defined in the Security Documents) under the Security Documents, as the case may be, including without limitation the payment and performance of all such Obligations under the Credit Agreement and the Obligations under the Security Documents in respect of the Obligations of Borrower now or hereafter existing under or in respect of the Credit Agreement, as amended hereby, and grants to the Collateral Agent a continuing lien on and security interest in and to all Collateral as collateral security for the prompt payment and performance in full when due of the Obligations under the Credit Agreement and the Obligations under the Security Documents (whether at stated maturity, by acceleration or otherwise).

         4.3 Each Subsidiary Loan Party acknowledges and agrees that any of the Security Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Subsidiary Loan Party represents and warrants that all representations and warranties contained in the Credit Agreement, as amended hereby, and the Security Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Sixth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         4.4 Each Subsidiary Loan Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Subsidiary Loan Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and


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(ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Subsidiary Loan Party to any future amendments to the Credit Agreement.

SECTION 5.        MISCELLANEOUS

         5.1 This Amendment shall be binding upon the parties hereto and the Lenders and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders. No Loan Party's rights or obligations hereunder or any interest therein may be assigned or delegated by any Loan Party without the prior written consent of all Lenders.

         5.2 In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         5.3 On and after the Sixth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

         5.4 Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         5.5 The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

         5.6 Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

         5.7 THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         5.8 This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. As set forth herein, this Amendment shall become effective upon the execution of a counterpart hereof by each of the parties hereto



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and receipt by Borrower and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.


            [The remainder of this page is intentionally left blank.]



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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


BORROWER:                          AFC ENTERPRISES, INC.,

                                   By: /s/ Allan J. Tanenbaum
                                       -----------------------------------------
                                       Name: Allan J. Tanenbaum
                                       Title: Sr. Vice President Legal Affairs,
                                                  General Counsel & Secretary


SUBSIDIARY LOAN PARTIES:           AFC PROPERTIES, INC.

                                   By: /s/ Allan J. Tanenbaum
                                       -----------------------------------------
                                       Name: Allan J. Tanenbaum
                                       Title: Secretary


                                   AFC OF LOUISIANA, LLC
                                   By:  AFC Enterprises, Inc., Sole Member

                                   By: /s/ Allan J. Tanenbaum
                                       -----------------------------------------
                                       Name: Allan J. Tanenbaum
                                       Title: Secretary


                                   CHURCH'S TEXAS HOLDINGS, LLC
                                   By:  AFC Enterprises, Inc., General Partner

                                   By: /s/ Allan J. Tanenbaum
                                       -----------------------------------------
                                       Name: Allan J. Tanenbaum
                                       Title: Vice President



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                                   AFC HOLDINGS OF TEXAS, LLC
                                   By: AFC Enterprises, Inc.

                                   By: /s/ Allan J. Tanenbaum
                                       -----------------------------------------
                                       Name: Allan J. Tanenbaum
                                       Title: Vice President


                                   CINNABON INTERNATIONAL, INC.

                                   By: /s/ Allan J. Tanenbaum
                                       -----------------------------------------
                                       Name: Allan J. Tanenbaum
                                       Title: Senior Vice President/Secretary


                                   CT RESTAURANTS, L.P.
                                   By: Church's Texas Holdings, LLC
                                   By: AFC Enterprises, Inc.

                                   By: /s/ Allan J. Tanenbaum
                                       -----------------------------------------
                                       Name: Allan J. Tanenbaum
                                       Title: Vice President


                                   CINNABON INC.

                                   By: /s/ Allan J. Tanenbaum
                                       -----------------------------------------
                                       Name: Allan J. Tanenbaum
                                       Title: Senior Vice President/Secretary



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LENDERS:                           JPMORGAN CHASE BANK, INDIVIDUALLY AS A LENDER
                                   AND AS ADMINISTRATIVE AGENT,


                                   By  /s/ H. David Jones
                                       -----------------------------------------
                                       Name: H. David Jones
                                       Title: Vice President

                                    [Individual Lenders Signature Pages Omitted]



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